Exhibit 99.2

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Current Report on Form 8-K/A-1 dated April 10, 1998 of NationsBank Corporation of our report dated January 20, 1998, with respect to the consolidated financial statements of BankAmerica Corporation incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 1997, filed with the Securities and Exchange Commission.

                                /s/ Signature of Ernst & Young LLP
                                ------------------------------------
                                Ernst & Young LLP

San Francisco, California
April 24, 1998